UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2011

Eastman Kodak Company
(Exact name of registrant as specified in its charter)

New Jersey	1-87	16-0417150

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

343 State Street,
Rochester, New York 14650
(Address of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code:   (585) 724-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

The 2011 Annual Meeting of Shareholders of Eastman Kodak Company (the Company) was held on Wednesday, May 11, 2011 at the Hilton Garden Inn, 6450 Carlsbad Road, Carlsbad, California 92011.  The Company filed its definitive Proxy Statement for the proposals voted upon at the Annual Meeting with the Securities and Exchange Commission on March 31, 2011.  As of March 14, 2011, the record date for the Annual Meeting, there were 269,038,172 shares of common stock issued and outstanding.  A quorum of 188,670,361 shares of common stock was present or represented at the Annual Meeting.

The matters submitted to a vote of security holders at the 2011 Annual Meeting of the Company were as follows:

1.
Shareholders elected each of the Company’s fourteen nominees for director to serve a term of one year to expire at the 2012 Annual Meeting of Shareholders or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Richard S. Braddock	124,407,054	7,664,196	429,461	56,169,650
Herald Y. Chen	128,491,006	3,375,153	634,552	56,169,650
Adam H. Clammer	129,460,234	2,390,016	650,461	56,169,650
Timothy M. Donahue	129,247,174	2,508,156	745,381	56,169,650
Michael J. Hawley	124,986,450	6,867,898	646,363	56,169,650
William H. Hernandez	129,293,701	2,479,651	727,359	56,169,650
Douglas R. Lebda	124,934,896	6,870,467	695,348	56,169,650
Kyle P. Legg	128,774,723	3,087,764	638,224	56,169,650
Delano E. Lewis	124,902,631	6,958,408	639,572	56,169,650
William G. Parrett	124,934,494	7,114,613	451,604	56,169,650
Antonio M. Perez	128,892,004	3,173,880	434,827	56,169,650
Joel Seligman	128,364,045	3,495,318	641,348	56,169,650
Dennis F. Strigl	129,461,795	2,381,680	656,859	56,169,650
Laura D’Andrea Tyson	127,659,207	4,409,241	432,263	56,169,650

2.	Shareholders ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
183,909,058	2,813,368	1,947,841	0

3.	Shareholders approved, through an advisory vote, the compensation of the Company’s Named Executive Officers, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
118,566,958	10,266,749	3,665,167	56,169,650

4.
Shareholders approved, through an advisory vote, an annual frequency for the advisory vote on compensation of the Company’s Named Executive Officers.  Shareholder voting on this proposal is set forth below:

Votes For 1-year Frequency	Votes for 2-year Frequency	Votes for 3-year Frequency	Abstentions	Broker Non-Votes
123,964,545	602,153	4,338,471	3,595,503	56,169,650

5.
Shareholders did not approve a shareholder proposal raised from the floor by First Affirmative Financial Network LLC, concerning the Company’s relationship with the U.S. Chamber of Commerce.  Shareholder voting on this proposal is set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,098	188,666,263	0	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:   /s/ Patrick M. Sheller

         Patrick M. Sheller
                                                                                                         Secretary

Date:  May 16, 2011